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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): NOVEMBER 21, 2001



                          COMMUNITY FINANCIAL CORP.
           (Exact name of registrant as specified in its charter)


   ILLINOIS                        0-26292                      37-1337630
(State or other               (Commission File               (I.R.S. Employer
jurisdiction of                    Number)                    Identification
 organization)                                                    Number)


         240 E. CHESTNUT STREET
            OLNEY, ILLINOIS                                     62450-2295
(Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number, including area code: (618) 395-8676




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ITEM 5.           OTHER EVENTS.

                  See Press Release attached hereto as Exhibit 99.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements.  Not applicable.
                           --------------------

                  (b)      Pro forma financial information.  Not applicable.
                           -------------------------------

                  (c)      Exhibits.  See Exhibit Index.
                           --------





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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 21, 2001

                                  COMMUNITY FINANCIAL CORP.



                                  By   /s/ Wayne H. Benson
                                       -------------------------------------
                                       Wayne H. Benson
                                       President and Chief Executive Officer




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                                EXHIBIT INDEX


Exhibit Number                   Description
--------------                   -----------

        2 Amendment No. 2 to Agreement of Affiliation and Merger, dated as of November 20, 2001, by and among First Financial Corporation, FFC Merger Corp and Community Financial Corp.

       99          Press Release, dated November 21, 2001.